                                                                      Exhibit 24

                               POWER OF ATTORNEY
                               -----------------


    KNOW ALL MEN BY THESE PRESENTS, THAT each of the undersigned directors and officers of JCP RECEIVABLES, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, its Annual Report on Form 10-K for the fiscal year ended December 31, 1996 hereby constitutes and appoints M.
S. Rich and C.A. Walther, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power to act without the other, for him or her and in his or her name, place, and stead, in any and all capacities, to sign said Annual Report, which is about to be filed, and any and all subsequent amendments to said Annual Report and to file said Annual Report and each subsequent amendment so signed, with all exhibits thereto, and any and all documents in connection therewith, and to appear before the Securities and Exchange Commission in connection with any matter relating to said Annual Report and any subsequent amendments, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

    IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 21st day of March, 1997.


/s/C. A. Walther                            /s/M. S. Rich
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C. A. Walther                               M. S. Rich
President (Principal Executive              Chairman of the Board; Director
and Financial Officer); Director


/s/T. J. Zapletal                            /s/J. J. Occhiogrosso
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T. J. Zapletal                               J. J. Occhiogrosso
Secretary/Treasurer (Principal               Director
Accounting Officer)


/s/R. S. Funk                                /s/S. A. Saggese
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R. S. Funk                                   S. A. Saggese
Director                                     Director